ING USA Annuity and Life Insurance Company
and its Separate Account B
ING Focus Variable Annuity Contracts
Supplement dated August 22, 2008 to the Contract Prospectus dated April 27, 2007, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus dated April 27, 2007. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective September 8, 2008, the ING OpCap Balanced Value Portfolio (S Class) will be closed for further investment. Please see page 14 in your Contract Prospectus for further information regarding allocation of subsequent premium.

X.90516-08	August 2008